Exhibit 99.3
                                             CSC Computational Materials dated
                                                             November 12, 2004
                                             ---------------------------------




                              ABS New Transaction



                            Computational Materials
                            -----------------------

                                $1,800,000,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                SERIES 2004-12



                         [COUNTRYWIDE OBJECT OMITTED]
                                  HOME LOANS
                          Seller and Master Servicer

[COUNTRYWIDE OBJECT OMITTED]                        Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-12
------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[COUNTRYWIDE OBJECT OMITTED]                        Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-12
------------------------------------------------------------------------------


Preliminary Term Sheet                                  Date: November 10, 2004
                         $1,800,000,000 (Approximate)
          CWABS Asset-Backed Certificates, Series 2004-12



===================================================================================================================================
                 Principal        WAL          Payment Window      Expected Ratings       Last Scheduled         Certificate
    Class (1)    Amount(2)     Call/Mat(3)    (Mos) Call/Mat (3)  (S&P/Moody's/DBRS)(4)  Distribution Date          Type
    -----        ------        --------       --------------      ------------------     -----------------         ----
                                                                                                             Floating Rate Senior
AF-1(5)          $102,295,000 1.00 / 1.00   1 - 22 / 1 - 22        AAA/Aaa/AAA           Apr 2022                Sequential
                                                                                                             Fixed Rate Senior
AF-2(5)          $19,528,000  2.00 / 2.00  22 - 26 / 22 - 26       AAA/Aaa/AAA           Jun 2024                Sequential
                                                                                                             Fixed Rate Senior
AF-3(5)          $68,764,000  3.00 / 3.00  26 - 51 / 26 - 51       AAA/Aaa/AAA           Dec 2030                Sequential
                                                                                                             Fixed Rate Senior
AF-4(5)          $25,436,000  5.00 / 5.00  51 - 72 / 51 - 72       AAA/Aaa/AAA           Dec 2032                Sequential
                                                                                                             Fixed Rate Senior
AF-5(5)          $38,289,000  7.01 /10.94  72 - 86 / 72 - 252      AAA/Aaa/AAA           Apr 2035                Sequential
AF-6(5)          $33,200,000  6.18 / 6.80  37 - 86 / 37 - 250      AAA/Aaa/AAA           Mar 2035        Fixed Rate Senior Lockout
MF-1(5)          $18,592,000  5.83 / 7.25  40 - 86 / 40 - 203    AA+/Aa2/AA(high)        Mar 2035           Fixed Rate Mezzanine
MF-2(5)           $4,980,000  5.83 / 7.20  40 - 86 / 40 - 183       AA/Aa3/AA            Jan 2035           Fixed Rate Mezzanine
MF-3(5)           $4,316,000  5.83 / 7.16  40 - 86 / 40 - 176     AA/A1/AA(low)          Dec 2034           Fixed Rate Mezzanine
MF-4(5)           $3,320,000  5.83 / 7.12  40 - 86 / 40 - 169     A+/A2/A(high)          Dec 2034           Fixed Rate Mezzanine
MF-5(5)           $3,320,000  5.83 / 7.07  40 - 86 / 40 - 162         A/A3/A             Nov 2034           Fixed Rate Mezzanine
MF-6(5)           $3,320,000  5.83 / 7.00  40 - 86 / 40 - 154    BBB+/Baa1/A(low)        Sep 2034           Fixed Rate Mezzanine
MF-7(5)           $3,320,000  5.83 / 6.88  40 - 86 / 40 - 144   BBB/Baa2/BBB(high)       Jul 2034           Fixed Rate Mezzanine
BF(5)             $3,320,000  5.83 / 6.68  40 - 86 / 40 - 131     BBB-/Baa3/BBB          Apr 2034          Fixed Rate Subordinate
-----------------------------------------------------------------------------------------------------------------------------------
1-AV-1(6)       $791,350,000               Not Offered Herein                       Not Offered Herein      Floating Rate Senior
-----------------------------------------------------------------------------------------------------------------------------------
2-AV-1(7)       $154,781,000  0.95 / 0.95   1 - 22 / 1 - 22        AAA/Aaa/AAA           Jul 2023           Floating Rate Senior
2-AV-2(7)       $197,349,000  2.77 / 2.77  22 - 64 / 22 - 64       AAA/Aaa/AAA           Aug 2033           Floating Rate Senior
2-AV-3(7)        $41,930,000  6.64 / 7.74  64 - 86 / 64 - 167      AAA/Aaa/AAA           Apr 2035           Floating Rate Senior
MV-1(8)          $68,996,000  4.78 / 5.10  41 - 86 / 41 - 144    AA+/Aa1/AA(high)        Apr 2035         Floating Rate Mezzanine
MV-2(8)          $49,912,000  4.73 / 5.04  40 - 86 / 40 - 137    AA/Aa2/AA(high)         Mar 2035         Floating Rate Mezzanine
MV-3(8)          $33,764,000  4.71 / 5.00  39 - 86 / 39 - 131       AA-/Aa3/AA           Mar 2035         Floating Rate Mezzanine
MV-4(8)          $27,158,000  4.69 / 4.97  39 - 86 / 39 - 126     A+/A1/AA(low)          Feb 2035         Floating Rate Mezzanine
MV-5(8)          $22,754,000  4.68 / 4.93  38 - 86 / 38 - 121      A/A2/A(high)          Feb 2035         Floating Rate Mezzanine
MV-6(8)          $27,158,000  4.67 / 4.90  38 - 86 / 38 - 116        A-/A3/A             Jan 2035         Floating Rate Mezzanine
MV-7(8)          $20,552,000  4.67 / 4.86  37 - 86 / 37 - 109    BBB+/Baa1/A(low)        Dec 2034         Floating Rate Mezzanine
MV-8(8)          $17,616,000  4.65 / 4.78  37 - 86 / 37 - 102   BBB/Baa2/BBB(high)       Nov 2034         Floating Rate Mezzanine
BV(8)            $14,680,000  4.65 / 4.71  37 - 86 / 37 - 95    BBB-/Baa3/BBB(low)       Oct 2034        Floating Rate Subordinate
-----------------------------------------------------------------------------------------------------------------------------------
    Total:     1,800,000,000
===================================================================================================================================


(1) The margins on the Class 1-AV-1 (which is not offered herein), Class 2-AV-1, Class 2-AV-2 and Class 2-AV-3 Certificates double and the margins on the Floating Rate Subordinate Certificates are equal to 1.5x the related original margin after the Clean-up Call date. The fixed rate coupon on the Class AF-5 Certificates increases by 0.50% after the Clean-up Call date.

(2) The principal balance of each Class of Certificates is subject to a 10% variance.

(3)   See "Pricing Prepayment Speed" below.

(4) Rating Agency Contacts: [Elizabeth Mooney, Standard & Poors, 212.438.7636; Tamara Zaliznyak, Moody's Ratings, 212.553.7761; Quincy Tang, Dominion Bond Rating Service, 212-635-3410.]

(5) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (collectively, the "Class AF Certificates") and the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7 and Class BF Certificates (collectively the "Fixed Rate Subordinate Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).

(6) The Class 1-AV-1 Certificates (which is not offered herein ) are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).

(7) The Class 2-AV-1, Class 2-AV-2 and Class 2-AV-3 Certificates (collectively the "Class 2-AV Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).

(8) The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates (collectively, the "Floating Rate Subordinate Certificates" and, together with the Fixed Rate Subordinate Certificates, the "Subordinate Certificates") are backed by the cashflows from the Group 2 and Group 3 Mortgage Loans.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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                          Countrywide Asset-Backed Certificates, Series 2004-12
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

Trust:                         Asset-Backed Certificates, Series 2004-12.

Depositor:                     CWABS, Inc.

Seller:                        Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriters:                  Countrywide Securities Corporation (Lead Manager), Banc of America Securities LLC (Co-
                               Manager) and JP Morgan Securities (Co-Manager).

Trustee:                       The Bank of New York, a New York banking corporation.

Fixed Rate Certificates:       The "Fixed Rate Certificates"  consist of the Class AF Certificates  (other than the
                               Class AF-1 Certificates) and the Fixed Rate Subordinate Certificates.

Floating Rate Certificates:    The "Floating  Rate  Certificates"  consist of the Class AF-1,  Class 1-AV-1,  Class
                               2-AV-1, Class 2-AV-2, Class 2-AV-3 and Floating Rate Subordinate Certificates.

Senior Certificates:           Together,   the  Class   1-AV-1  and  Class  2-AV   Certificates   (the   "Class  AV
                               Certificates")  and the Class AF Certificates  are referred to herein as the "Senior
                               Certificates."

Offered Certificates:          The Senior Certificates (which includes the Class 1-AV-1 that is not offered herein) and the
                               Subordinate Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:      The "Non-Offered Certificates" consist of the Class CF, Class PF, Class CV, Class PV and Class
                               A-R Certificates.

                               The Offered Certificates and Non-Offered Certificates are together referred to herein as the
                               "Certificates."

Federal Tax Status:            It is anticipated that the Senior Certificates and the Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered Certificates will be available in book-entry form through DTC, Clearstream and the
                               Euroclear System.

Statistical Pool
Calculation Date:              November 1, 2004.

Cut-off Date:                  As to any Mortgage Loan, the later of November 1, 2004 and the origination date of such
                               Mortgage Loan.

Expected Pricing Date:         November [11], 2004.

Expected Closing Date:         November [29], 2004.

Expected Settlement Date:      November [29], 2004.

Distribution Date:             The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in December 2004.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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                          Countrywide Asset-Backed Certificates, Series 2004-12
------------------------------------------------------------------------------



Accrued Interest:              The price to be paid by investors for the Floating Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed Rate
                               Certificates will include accrued interest from November 1, 2004 up to, but not including, the
                               Settlement Date.

Interest Accrual Period:       The "Interest Accrual Period" for each Distribution Date with respect to the Floating Rate
                               Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such
                               Distribution Date (on an actual/360 day basis). The "Interest Accrual Period" for each
                               Distribution Date with respect to the Fixed Rate Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 day basis).

ERISA Eligibility:             The Senior Certificates and the Subordinate Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to
                               Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:             The Senior Certificates, Class MF-1, Class MF-2, Class MF-3, Class MV-1, Class MV-2, Class
                               MV-3 and the Class MV-4 Certificates will constitute "mortgage related securities" for the purposes of SMMEA. The remaining Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA

Optional Termination:          The "Clean-up Call" may be exercised once the aggregate principal balance of the Mortgage
                               Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:      The Senior Certificates and the Subordinate Certificates will be priced based on the following collateral prepayment assumptions:

                               ----------------------------------------------------------------------------------------------------
                               Fixed Rate Mortgage Loans (Group 1)
                               ----------------------------------------------------------------------------------------------------
                               100% PPC assumes 20% HEP (i.e., prepayments start at 2.0% CPR in month one, and increase by
                               2.0% CPR each month to 20% CPR in month ten, and remain at 20% CPR thereafter).
                               ----------------------------------------------------------------------------------------------------

                               ----------------------------------------------------------------------------------------------------
                               Adjustable Rate Mortgage Loans (Group 2 and Group 3)
                               ----------------------------------------------------------------------------------------------------
                               100% PPC, which assumes 4% CPR in month 1, an additional 1/11th of 16% CPR for each month thereafter, building to 20% CPR in month 12 and remaining constant at 20% CPR until month 26, increasing to and remaining constant at 60% CPR from month 27 until month 30 and decreasing and remaining constant at 32% CPR from month 31 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                               ----------------------------------------------------------------------------------------------------

Mortgage Loans:                The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool
                               Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the
                               Closing Date (the "Mortgage Pool"). The characteristics of the Mortgage Pool may vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                               As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage
                               Loans was approximately $1,191,636,624.59 (the "Mortgage Loans") of which: (i) approximately
                               $220,378,549.15 were fixed rate Mortgage Loans made to borrowers with credit-blemished histories (the "Group 1 Mortgage Loans" or "Fixed Rate Mortgage Loans"), (ii) approximately
                               $654,277,923.04 were adjustable rate conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 2 Mortgage Loans") and (iii) approximately
                               $316,980,152.40 were adjustable rate Mortgage Loans made to borrowers with credit-blemished histories (the "Group 3



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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                          Countrywide Asset-Backed Certificates, Series 2004-12
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

                               Mortgage Loans" and, together with the Group 2 Mortgage Loans, the "Adjustable Rate Mortgage
                               Loans").

Pass-Through Rate:             The Pass-Through Rate for each Class of Floating Rate Certificates will be equal to the lesser of (a) one-month LIBOR plus the margin for such Class, and (b) the related Net Rate Cap.

                               The Pass-Through Rate on each Class of Fixed Rate Certificates will be equal to the lesser of
                               (a) the fixed rate for such Class and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                 The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate
                               (such sum, the "Expense Fee Rate").

Net Rate Cap:                  The  "Net  Rate  Cap" is  generally  equal  to the  following  (subject  to  certain exceptions described in the prospectus supplement):

                               ---------------------- -----------------------------------------------------------------------------
                               Class
                               ---------------------- -----------------------------------------------------------------------------
                               AF and Fixed            The weighted average Adjusted Net Mortgage Rate of the Group 1
                               Rate Subordinate        Mortgage Loans (adjusted, in the case of the Class AF-1 Certificates, to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------------- -----------------------------------------------------------------------------
                               1-AV-1                  The weighted average Adjusted Net Mortgage Rate of the Group 2
                                                       Mortgage Loans less the Monoline Guaranty fee rate as described in the prospectus supplement (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------------- -----------------------------------------------------------------------------
                               2-AV                    The weighted average Adjusted Net Mortgage Rate of the Group 3
                                                       Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------------- -----------------------------------------------------------------------------
                               Floating Rate           The weighted average of the Adjusted Net Mortgage Rate of the Group 2
                               Subordinate             Mortgage Loans and Group 3 Mortgage Loans, weighted on the basis of the excess of the principal balance of the related Mortgage Loans over the principal balance of the related Senior Certificates (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                ---------------------- ----------------------------------------------------------------------------

Net Rate Carryover:            For any Class of Senior Certificates and Subordinate Certificates and any Distribution Date,
                               the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate Cap over (ii) the amount of interest accrued based on the applicable
                               Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous
                               Distribution Dates together with accrued interest thereon at the related Pass-Through Rate
                               (without giving effect to the applicable Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor Contract and Excess
                               Cashflow remaining from the related loan groups, as described under the headings "Fixed Rate
                               Certificates Priority of Distributions" and "Adjustable Rate Certificates Priority of
                               Distributions" below.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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                          Countrywide Asset-Backed Certificates, Series 2004-12
------------------------------------------------------------------------------




Corridor Contracts:            The Trust will include four Corridor Contracts for the benefit of the Class AF-1, Class
                               1-AV-1, Class 2-AV and Floating Rate Subordinate Certificates (the "Class AF-1 Corridor
                               Contract," "Class 1-AV-1 Corridor Contract," "Class 2-AV Corridor Contract," and "Floating
                               Rate Subordinate Corridor Contract," respectively, and, collectively, the "Corridor
                               Contracts"). After the Closing Date, the notional amount of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related
                               Certificates. With respect to each Distribution Date, payments received on (a) the Class AF-1
                               Corridor Contract will be available to pay the holders of the Class AF-1 Certificates the related Net Rate Carryover, (b) the Class 1-AV-1 Corridor Contract will be available to pay the holders of the Class 1-AV-1 Certificates the related Net Rate Carryover, (c) the Class
                               2-AV Corridor Contract will be available to pay the holders of the Class 2-AV Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover, and (d) the Floating Rate
                               Subordinate Corridor Contract will be available to pay the holders of the Floating Rate
                               Subordinate Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover. Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any
                               Net Rate Carryover on the related Certificates on such Distribution Date will be distributed to the holder of the related Class of Class C Certificate(s) and will not be available for payments of any Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:            The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate
                               Certificates, as the case may be:

                               1)       Subordination
                               2)       Overcollateralization
                               3)       Excess Cashflow

                               ----------------- ------------------------ ------------------------ -------------------------
                                    Class           S&P/ Moody's/DBRS         Initial Target       Target Subordination at
                                                                               Subordination               Stepdown
                               ----------------- ------------------------ ------------------------ -------------------------
                               AF                      AAA/Aaa/AAA                15.60%                    31.20%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-1                 AA+/Aa2/AA(high)              10.00%                    20.00%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-2                     AA/Aa3/AA                  8.50%                    17.00%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-3                   AA/A1/AA(low)                7.20%                    14.40%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-4                   A+/A2/A(high)                6.20%                    12.40%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-5                      A/A3/A                    5.20%                    10.40%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-6                 BBB+/Baa1/A(low)               4.20%                    8.40%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MF-7                BBB/Baa2/BBB(high)              3.20%                    6.40%
                               ----------------- ------------------------ ------------------------ -------------------------
                               BF                     BBB-/Baa3/BBB                2.20%                    4.40%
                               ----------------- ------------------------ ------------------------ -------------------------
                               1-AV-1                  AAA/Aaa/AAA                22.55%                    45.10%
                               ----------------- ------------------------ ------------------------ -------------------------
                               2-AV                    AAA/Aaa/AAA                22.55%                    45.10%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-1                 AA+/Aa1/AA(high)              17.85%                    35.70%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-2                  AA/Aa2/AA(high)              14.45%                    28.90%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-3                    AA-/Aa3/AA                 12.15%                    24.30%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-4                   A+/A1/AA(low)               10.30%                    20.60%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-5                   A/A2/A(high)                 8.75%                    17.50%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-6                      A-/A3/A                   6.90%                    13.80%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-7                 BBB+/Baa1/A(low)               5.50%                    11.00%
                               ----------------- ------------------------ ------------------------ -------------------------
                               MV-8                BBB/Baa2/BBB(high)              4.30%                    8.60%
                               ----------------- ------------------------ ------------------------ -------------------------
                               BV                  BBB-/Baa3/BBB(low)              3.30%                    6.60%
                               ----------------- ------------------------ ------------------------ -------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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                          Countrywide Asset-Backed Certificates, Series 2004-12
------------------------------------------------------------------------------



                               4) Monoline Guaranty: Monoline will guarantee that (i) required payments of interest on the
                                  Class 1-AV-1 Certificates are distributed on time, and (ii) the ultimate payment of the principal balance of the Class 1-AV-1 Certificates is made. The Monoline Guaranty will not cover any Net Rate Carryover, any prepayment interest shortfall amounts or any interest shortfalls resulting from the application of the Servicemembers Civil Relief Act.

Subordination:                 The Fixed Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AF Certificates. The Floating Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AV Certificates. Among the Subordinate
                               Certificates in a certificate group, Certificates with a higher Class designation will be subordinate to, and provide credit support for, those Subordinate Certificates in that certificate group with a lower Class designation.

Fixed Rate
Overcollateralization Target:  Prior to the Fixed Rate Stepdown Date, the initial Overcollateralization Target for the Fixed
                               Rate Mortgage Loans will be equal to 2.20% of the aggregate principal balance of the Fixed
                               Rate Mortgage Loans as of the Cut-off Date (the "Initial Fixed Rate O/C Target"). The initial amount of fixed rate overcollateralization will be 0.00%.

                               On or after the Fixed Rate Stepdown Date, the Fixed Rate Overcollateralization Target will be equal to 4.40% of the aggregate principal balance of the Fixed Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Fixed Rate O/C Floor") of 0.50% of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date.

                               However, if a Fixed Rate Trigger Event (as described below) is in effect on the related
                               Distribution Date, the Fixed Rate Overcollateralization Target will be equal to the Fixed Rate
                               Overcollateralization Target on the prior Distribution Date.

Adjustable Rate
Overcollateralization Target:  Prior to the Adjustable Rate Stepdown Date, the initial Overcollateralization Target for the
                               Adjustable Rate Mortgage Loans will be equal to 3.30% of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date (the "Initial Adjustable Rate O/C
                               Target"). The initial amount of adjustable rate overcollateralization will be 0.00%.

                               On or after the Adjustable Rate Stepdown Date, the Adjustable Rate Overcollateralization
                               Target will be equal to 6.60% of the aggregate principal balance of the Adjustable Rate
                               Mortgage Loans for the related Distribution Date, subject to a floor (the "Adjustable Rate O/C
                               Floor") of 0.50% of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date.

                               However, if an Adjustable Rate Trigger Event (as described below) is in effect on the related
                               Distribution Date, the Adjustable Rate Overcollateralization Target will be equal to the
                               Adjustable Rate Overcollateralization Target on the prior Distribution Date.

Fixed Rate Trigger Event:      Either a Fixed Rate Delinquency Trigger Event or a Fixed Rate Cumulative Loss Trigger Event.

Adjustable Rate Trigger
Event:                         Either an Adjustable Rate Delinquency Trigger Event or an Adjustable Rate Cumulative Loss
                               Trigger Event.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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                          Countrywide Asset-Backed Certificates, Series 2004-12
------------------------------------------------------------------------------



Fixed Rate
Delinquency Trigger Event:     With respect to the Class AF and Fixed Rate Subordinate Certificates, a "Fixed Rate
                               Delinquency Trigger Event" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Fixed Rate
                               Mortgage Loans equals or exceeds 50.00% times the Fixed Rate Senior Enhancement Percentage.

                               As used above, the "Fixed Rate Senior Enhancement Percentage" with respect to any Distribution
                               Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the
                               Class AF Certificates, or, if the Class AF Certificates have been reduced to zero, the certificate principal balance of the most senior class of Fixed Rate Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date.

Fixed Rate Cumulative
Loss Trigger Event:            With respect to the Class AF and Fixed Rate Subordinate Certificates, a "Fixed Rate Cumulative
                               Loss Trigger Event" will occur if the aggregate amount of realized losses on the Fixed Rate
                               Mortgage Loans exceeds the applicable percentage of the Cut-off Date Principal Balance of the
                               Fixed Rate Mortgage Loans, as set forth below:

                                Period (month)            Percentage
                                --------------            ----------
                                37 - 48                   1.50% with respect to December 2007, plus an additional
                                                          1/12th of 1.00% for each month thereafter
                                49 - 60                   2.50% with respect to December 2008, plus an additional
                                                          1/12th of 1.00% for each month thereafter
                                61 - 72                   3.50% with respect to December 2009, plus an additional
                                                          1/12th of 0.50% for each month thereafter
                                73 +                      4.00%


Adjustable Rate
Delinquency Trigger Event:     With respect to the Adjustable Rate Certificates (other than the Class AF-1 Certificates), an
                               "Adjustable Rate Delinquency Trigger Event will occur if the three month rolling average 60+
                               day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding
                               Adjustable Rate Mortgage Loans equals or exceeds 40.00% times the Adjustable Rate Senior
                               Enhancement Percentage.

                               As used above, the "Adjustable Rate Senior Enhancement Percentage" with respect to any
                               Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Adjustable Rate Mortgage
                               Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AV Certificates, or, if the Class AV Certificates have been reduced to zero, the certificate principal balance of the most senior class of Floating Rate Subordinate
                               Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Adjustable
                               Rate Mortgage Loans for the preceding Distribution Date.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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                          Countrywide Asset-Backed Certificates, Series 2004-12
------------------------------------------------------------------------------



Adjustable Rate Cumulative
 Loss Trigger Event:           With respect to the Floating Rate Certificates (other than the Class AF-1 Certificates), an
                               "Adjustable Rate Cumulative Loss Trigger Event" will occur if the aggregate amount of realized losses on the Adjustable Rate Mortgage Loans exceeds the applicable percentage of the Cut-off
                               Date Principal Balance of the Adjustable Rate Mortgage Loans, as set forth below:

                                Period (month)            Percentage
                                --------------            ----------
                                37 - 48                   3.00% with respect to December 2007, plus an additional
                                                          1/12th of 1.75% for each month thereafter
                                49 - 60                   4.75% with respect to December 2008, plus an additional
                                                          1/12th of 1.25% for each month thereafter
                                61 - 72                   6.00% with respect to December 2009, plus an additional
                                                          1/12th of 0.75% for each month thereafter
                                73+                       6.75%

Fixed Rate Stepdown Date:      The earlier to occur of:
                                  (i)  the Distribution Date on which the aggregate certificate principal balance of the
                                       Class AF Certificates is reduced to zero; and
                                  (ii) the later to occur of:
                                            a.   the Distribution Date in December 2007
                                            b.   the first Distribution Date on which the aggregate certificate principal balance of the Class AF Certificates is less than or equal to 68.80% of the principal balance of the Fixed Rate Mortgage Loans for such
                                                 Distribution Date.

Adjustable Rate
Stepdown Date:                 The earlier to occur of:
                                  (i)  the Distribution Date on which the aggregate certificate principal balance of the AV Certificates is reduced to zero; and
                                  (ii) the later to occur of:
                                            a.   the Distribution Date in December 2007
                                            b.   the first Distribution Date on which the aggregate certificate principal balance of the Class AV Certificates is less than or equal to 54.90% of the principal balance of the Adjustable Rate Mortgage Loans for such
                                                 Distribution Date.

Allocation of Losses:          Any realized losses on the Mortgage Loans not covered by Excess Interest or the O/C related to such Mortgage Loans will be allocated to each class of the Subordinate Certificates in the related certificate group in reverse order of their payment priority: (i) in the case of the
                               Fixed Rate Mortgage Loans, first to the Class BF Certificates, then to the Class MF-7
                               Certificates, then to the Class MF-6 Certificates, then to the Class MF-5 Certificates, then to the Class MF-4 Certificates, then to the Class MF-3 Certificates, then to the Class MF-2
                               Certificates and last to the Class MF-1 Certificates and (ii) in the case of the Adjustable
                               Rate Mortgage Loans, first to the Class BV Certificates, then to the Class MV-8 Certificates, then to the Class MV-7 Certificates, then to the Class MV-6 Certificates, then to the Class
                               MV-5 Certificates, then to the Class MV-4 Certificates, then to the Class MV-3 Certificates, then to the Class MV-2 Certificates and last to the Class MV-1 Certificates; in each case, until the respective certificate principal balance of each such class of Subordinate
                               Certificates has been reduced to zero.




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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                          Countrywide Asset-Backed Certificates, Series 2004-12
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

Fixed Rate Certificates
Priority of Distributions:     Available  funds  from  the  Group  1  Mortgage  Loans  will be  distributed  in the following order of priority:
                               1)   Interest funds, sequentially, as follows: (a) from interest collections related to the Group 1 Mortgage Loans, concurrently to each class of Class AF Certificates current and unpaid interest, then (b) from remaining interest collections related to the Group 1
                                    Mortgage Loans, current interest, sequentially, to the Class MF-1, Class MF-2, Class
                                    MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7 and Class BF Certificates;
                               2)   Principal funds, sequentially, as follows: (a) to the Class AF Certificates (in the manner and priority set forth under "Class AF Principal Distributions" below), then (b) from principal collections remaining after payment of (a), above, sequentially, to the Class
                                    MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7 and Class BF
                                    Certificates, each as described under "Fixed Rate Principal Paydown" below;
                               3)   Any Fixed Rate Excess Cashflow, to the Class AF and Fixed Rate Subordinate Certificates
                                    to build or restore Fixed Rate O/C as described under "Fixed Rate Overcollateralization
                                    Target" and "Fixed Rate Principal Paydown," respectively;
                               4)   Any remaining Fixed Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class MF-2, Class MF-3,
                                    Class MF-4, Class MF-5, Class MF-6, Class MF-7 and Class BF Certificates;
                               5)   Any remaining Fixed Rate Excess Cashflow to pay Net Rate Carryover related to the Class AF
                                    Certificates (after, in the case of the Class AF-1 Certificates, application of amounts received on the Class AF-1 Corridor Contract) and the Fixed Rate Subordinate Certificates
                                    (as described below);
                               6)   To restore any Adjustable Rate O/C as described under "Adjustable Rate Overcollateralization
                                    Target" and "Adjustable Rate Principal Paydown," respectively (after application of the
                                    Adjustable Rate Excess Cashflow);
                               7)   To pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class
                                    MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV
                                    Certificates (after application of the Adjustable Rate Excess Cashflow);
                               8)   To the Non-Offered Certificate(s), any remaining amount as described in the Pooling and
                                    Servicing Agreement.

                               Fixed Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the applicable Fixed Rate Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate
                               Carryover.

                               As described in the prospectus supplement, with respect to the Fixed Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Certificates related to another Loan Group or Groups.

Adjustable Rate Certificates
Priority of Distributions:     Available funds from the Group 2 and Group 3 Mortgage Loans will be distributed in the following order of priority:

                               1)   Interest funds, sequentially, as follows: (A) concurrently, (i) from interest collections related to the Group 2 Mortgage Loans, sequentially, (a) to pay the Monoline Guaranty fee, (b) to the Class 1-AV-1 Certificates, current interest, (c) to pay any Monoline reimbursements and (d) to the Class 1-AV-1 Certificates, any unpaid interest, (ii) from interest collections related to the Group 3 Mortgage Loans, concurrently to each class of
                                    Class 2-AV Certificates, current and unpaid interest, (B) from any remaining interest collections related to all of the Adjustable Rate Mortgage Loans, sequentially, (i) to pay any remaining Monoline Guaranty fee, (ii) to each class of Class AV Certificates, any remaining current interest, (iii) to pay any remaining Monoline reimbursements and (iv)
                                    to each class of Class AV Certificates, any remaining unpaid interest, and



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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                          Countrywide Asset-Backed Certificates, Series 2004-12
------------------------------------------------------------------------------



                                    (C) from any remaining interest collections related to the Adjustable Rate Mortgage
                                    Loans, current interest sequentially to the Class MV-1, Class MV-2, Class MV-3, Class
                                    MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates;
                               2)   Principal funds, sequentially, as follows: (A) concurrently, (i) from principal collections related to the Group 2 Mortgage Loans, sequentially, (a) to pay any remaining
                                    Monoline Guaranty fee not covered by interest funds, (b) to the Class 1-AV-1 Certificates as described below under "Adjustable Rate Principal Paydown" and (c) to pay any Monoline
                                    reimbursements not covered by interest funds and (ii) from principal collections related to the Group 3 Mortgage Loans, sequentially, (i) to the Class 2-AV Certificates (as described below under "Adjustable Rate Principal Paydown" and "Class 2-AV Principal
                                    Distributions" below) and (ii) to pay any remaining Monoline reimbursements and (B) from remaining principal collections related to the Adjustable Rate Mortgage Loans, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class
                                    MV-6, Class MV-7, Class MV-8 and Class BV Certificates, each as described under
                                    "Adjustable Rate Principal Paydown" below;
                               3)   Any Adjustable Rate Excess Cashflow, to the Class AV and Floating Rate Subordinate
                                    Certificates to build or restore Adjustable Rate O/C as described under "Adjustable Rate
                                    Overcollateralization Target" and "Adjustable Rate Principal Paydown," respectively;
                               4)   Any remaining Adjustable Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class
                                    MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV
                                    Certificates;
                               5)   Any remaining Adjustable Rate Excess Cashflow to pay Net Rate Carryover on the Class AV
                                    and Floating Rate Subordinate Certificates remaining unpaid after application of amounts received under the related Corridor Contract (as described above);
                               6)   To restore any Fixed Rate O/C as described under "Fixed Rate Overcollateralization
                                    Target" and "Fixed Rate Principal Paydown," respectively (after application of the Fixed
                                    Rate Excess Cashflow);
                               7)   To pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class MF-2,
                                    Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7 and Class BF Certificates
                                    (after application of the Fixed Rate Excess Cashflow);
                               8)   To the Non-Offered Certificate(s), any remaining amount as described in the Pooling and Servicing Agreement.

                               Adjustable Rate Excess Cashflow available to cover related Net Rate Carryover (after application of amounts received under the applicable Corridor Contract) will generally be distributed to the applicable Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                               As described in the prospectus supplement, with respect to the Adjustable Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group or Groups may be used to pay the Certificates related to another Loan Group.

Fixed Rate
Principal Paydown:             Prior to the Fixed Rate Stepdown Date or if a Fixed Rate Trigger Event is in effect on any
                               Distribution Date, 100% of the available principal funds from the Fixed Rate Mortgage Loans will be paid to the Class AF Certificates until they are reduced to zero (in the manner and priority set forth under "Class AF Principal Distribution" below), provided, however, that if the Class AF Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class
                               MF-5, Class MF-6, Class MF-7 and the Class BF Certificates.

                               On any Distribution Date on or after the Fixed Rate Stepdown Date, and if a Fixed Rate Trigger
                               Event is not in effect on such Distribution Date, each of the Class AF and the Fixed Rate
                               Subordinate Certificates will be entitled to receive payments of principal related to the
                               Fixed Rate Mortgage Loans in the following order of priority: (i) first, to the Class AF
                               Certificates, such that the sum of the unpaid principal balance of the Class AF Certificates in the aggregate will have 31.20% subordination, (ii)




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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                          Countrywide Asset-Backed Certificates, Series 2004-12
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

                               second, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the
                               Class MF-1 Certificates such that the Class MF-1 Certificates will have 20.00% subordination,
                               (iii) third, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-2 Certificates such that the Class MF-2 Certificates will have 17.00%
                               subordination, (iv) fourth, from remaining principal collections related to the Fixed Rate
                               Mortgage Loans, to the Class MF-3 Certificates such that the Class MF-3 Certificates will have
                               14.40% subordination, (v) fifth, from remaining principal collections related to the Fixed
                               Rate Mortgage Loans, to the Class MF-4 Certificates such that the Class MF-4 Certificates will have 12.40% subordination, (vi) sixth, from remaining principal collections related to the
                               Fixed Rate Mortgage Loans, to the Class MF-5 Certificates such that the Class MF-5
                               Certificates will have 10.40% subordination, (vii) seventh, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-6 Certificates such that the Class MF-6 Certificates will have 8.40% subordination, (viii) eighth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-7 Certificates
                               such that the Class MF-7 Certificates will have 6.40% subordination and (ix) ninth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class BF
                               Certificates such that the Class BF Certificates will have 4.40% subordination; each subject to the related O/C Floor.

Adjustable Rate
Principal Paydown:             Prior to the Adjustable Rate Stepdown Date or if an Adjustable Rate Trigger Event is in effect on any Distribution Date, (i) 100% of the available principal funds from Loan Group 2 will be paid to the Class 1-AV-1 Certificates and (ii) 100% of the principal funds from Loan Group 3 will be paid to the Class 2-AV Certificates (as described below under "Class 2-AV Principal
                               Distributions" below); provided, however, that (x) if any of the Class 1-AV-1 or Class 2-AV
                               Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired class of Senior Certificates will be paid to the remaining Class AV
                               Certificates on a pro rata basis, based on the certificate principal balances thereof, and (y)
                               if all of the Class AV Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MV-1, Class MV-2, Class MV-3,
                               Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates.

                               On any Distribution Date on or after the Adjustable Rate Stepdown Date, and if an Adjustable
                               Rate Trigger Event is not in effect on such Distribution Date, each of the Class 1-AV-1, Class
                               2-AV and Floating Rate Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the Group 2 Mortgage Loans, to the Class 1-AV-1 Certificates and (b)
                               from principal collections related to the Group 3 Mortgage Loans, to the Class 2-AV
                               Certificates (as described below under "Class 2-AV Principal Distributions"), in each case, such that the Class AV Certificates in the aggregate will have 45.10% subordination, (ii)
                               second, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-1 Certificates such that the Class MV-1 Certificates will have 35.70%
                               subordination, (iii) third, from remaining principal collections relating to the Adjustable
                               Rate Mortgage Loans, to the Class MV-2 Certificates such that the Class MV-2 Certificates will have 28.90% subordination, (iv) fourth, from remaining principal collections relating to the
                               Adjustable Rate Mortgage Loans, to the Class MV-3 Certificates such that the Class MV-3
                               Certificates will have 24.30% subordination, (v) fifth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-4 Certificates such that the
                               Class MV-4 Certificates will have 20.60% subordination, (vi) sixth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-5 Certificates
                               such that the Class MV-5 Certificates will have 17.50% subordination, (vii) seventh, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class
                               MV-6 Certificates such that the Class MV-6 Certificates will have 13.80% subordination, (viii)
                               eighth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-7 Certificates such that the Class MV-7 Certificates will have 11.00%
                               subordination, (ix) ninth, from remaining principal collections relating to the Adjustable
                               Rate Mortgage Loans, to the Class MV-8 Certificates such that the Class MV-8 Certificates will have
                               8.60% subordination and (x) Tenth, from remaining principal collections relating to the
                               Adjustable Rate




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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                          Countrywide Asset-Backed Certificates, Series 2004-12
------------------------------------------------------------------------------



                               Mortgage Loans, to the Class BV Certificates such that the Class BV Certificates will have
                               6.60% subordination; each subject to the O/C Floor.

Class 2-AV
Principal Distributions:       Principal distributed on the Class 2-AV Certificates will be applied sequentially, to the
                               Class 2-AV-1, Class 2-AV-2 and Class 2-AV-3 Certificates, in that order, in each case until the certificate principal balances thereof are reduced to zero.

Class AF
Principal Distributions:       Principal will be distributed to the AF Certificates in the following order of priority:

                               1.   To the Class AF-6 Certificates; the Lockout Percentage of the principal collections related to Loan Group 1, as described below:

                                                       Month                Lockout Percentage
                                                       -----                ------------------
                                                      1 - 36                        0%
                                                      37 - 60                       45%
                                                      61 - 72                       80%
                                                      73 - 84                      100%
                                                   85 and after                    300%

                               2.   Sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5
                                    and Class AF-6 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.


                      [Discount Margin Tables, Available Funds Schedule and Collateral Tables to Follow]




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[COUNTRYWIDE OBJECT OMITTED]                        Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-12
------------------------------------------------------------------------------



                     Discount Margin/Yield Tables (%) (1)

         Class AF-1 (To Call)
         --------------------------------------------------------------------
              Margin              0.200%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
          DM @ 100-00              20       20       20       20       20
         ====================================================================
          WAL (yr)                1.62     1.21     1.00     0.87     0.77
          MDUR (yr)               1.58     1.20     0.99     0.86     0.77
          First Prin Pay         Dec04    Dec04    Dec04    Dec04    Dec04
          Last Prin Pay          Feb08    Mar07    Sep06    May06    Mar06
         --------------------------------------------------------------------


         Class AF-1 (To Maturity)
         --------------------------------------------------------------------
              Margin              0.200%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
          DM @ 100-00              20       20       20       20       20
         ====================================================================
          WAL (yr)                1.62     1.21     1.00     0.87     0.77
          MDUR (yr)               1.58     1.20     0.99     0.86     0.77
          First Prin Pay         Dec04    Dec04    Dec04    Dec04    Dec04
          Last Prin Pay          Feb08    Mar07    Sep06    May06    Mar06
         --------------------------------------------------------------------

         Class AF-2 (To Call)
         --------------------------------------------------------------------
              Coupon              3.486%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        3.442    3.415    3.389    3.366    3.343
         ====================================================================
          WAL (yr)                3.62     2.55      2       1.66     1.43
          MDUR (yr)               3.35     2.4      1.9      1.59     1.37
          First Prin Pay         Feb08    Mar07    Sep06    May06    Mar06
          Last Prin Pay          Nov08    Sep07    Jan07    Sep06    Jun06
         --------------------------------------------------------------------


         Class AF-2 (To Maturity)
         --------------------------------------------------------------------
              Coupon              3.486%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        3.442    3.415    3.389    3.366    3.343
         ====================================================================
          WAL (yr)                3.62     2.55      2       1.66     1.43
          MDUR (yr)               3.35     2.4      1.9      1.59     1.37
          First Prin Pay         Feb08    Mar07    Sep06    May06    Mar06
          Last Prin Pay          Nov08    Sep07    Jan07    Sep06    Jun06
         --------------------------------------------------------------------
(1) See definition of Pricing Prepayment Speed above.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[COUNTRYWIDE OBJECT OMITTED]                        Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-12
------------------------------------------------------------------------------

         Class AF-3 (To Call)
         --------------------------------------------------------------------
              Coupon              3.946%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        3.929    3.906    3.884    3.862    3.842
         ====================================================================
          WAL (yr)                6.06     3.98      3       2.4      2.03
          MDUR (yr)               5.26     3.61     2.77     2.25     1.92
          First Prin Pay         Nov08    Sep07    Jan07    Sep06    Jun06
          Last Prin Pay          Sep14    Aug10    Feb09    Feb08    Jun07
         --------------------------------------------------------------------


         Class AF-3 (To Maturity)
         --------------------------------------------------------------------
              Coupon              3.946%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        3.929    3.906    3.884    3.862    3.842
         ====================================================================
          WAL (yr)                6.06     3.98      3       2.4      2.03
          MDUR (yr)               5.26     3.61     2.77     2.25     1.92
          First Prin Pay         Nov08    Sep07    Jan07    Sep06    Jun06
          Last Prin Pay          Sep14    Aug10    Feb09    Feb08    Jun07
         --------------------------------------------------------------------


         Class AF-4 (To Call)
         --------------------------------------------------------------------
              Coupon              4.702%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        4.713    4.697    4.676    4.657    4.629
         ====================================================================
          WAL (yr)               11.84     7.38      5       3.85     2.87
          MDUR (yr)               8.88     6.08     4.36     3.44     2.63
          First Prin Pay         Sep14    Aug10    Feb09    Feb08    Jun07
          Last Prin Pay          Oct18    Jun14    Nov10    May09    Jun08
         --------------------------------------------------------------------


         Class AF-4 (To Maturity)
         --------------------------------------------------------------------
              Coupon              4.702%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        4.713    4.697    4.676    4.657    4.629
         ====================================================================
          WAL (yr)               11.85     7.38      5       3.85     2.87
          MDUR (yr)               8.88     6.08     4.36     3.44     2.63
          First Prin Pay         Sep14    Aug10    Feb09    Feb08    Jun07
          Last Prin Pay          Nov18    Jul14    Nov10    May09    Jun08
         --------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[COUNTRYWIDE OBJECT OMITTED]                        Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-12
------------------------------------------------------------------------------


         Class AF-5 (To Call)
         --------------------------------------------------------------------
              Coupon              5.245%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.266    5.255    5.242    5.226    5.209
         ====================================================================
          WAL (yr)               13.91     9.57     7.01     5.37     4.29
          MDUR (yr)               9.65     7.35     5.73     4.57     3.75
          First Prin Pay         Oct18    Jun14    Nov10    May09    Jun08
          Last Prin Pay          Oct18    Jun14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class AF-5 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.245%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.366    5.395     5.4     5.381    5.339
         ====================================================================
          WAL (yr)               19.57     14.7    10.94     8.04     5.83
          MDUR (yr)              11.82     9.83     7.94     6.22     4.78
          First Prin Pay         Nov18    Jul14    Nov10    May09    Jun08
          Last Prin Pay          Jul33    Apr30    Nov25    Feb22    Mar19
         --------------------------------------------------------------------


         Class AF-6 (To Call)
         --------------------------------------------------------------------
              Coupon              4.586%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        4.583    4.578    4.572    4.563    4.552
         ====================================================================
          WAL (yr)                7.97     7.04     6.18     5.21     4.4
          MDUR (yr)               6.43     5.84     5.24     4.54     3.91
          First Prin Pay         Dec07    Dec07    Dec07    Jan08    May08
          Last Prin Pay          Oct18    Jun14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class AF-6 (To Maturity)
         --------------------------------------------------------------------
              Coupon              4.586%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        4.583    4.579    4.576    4.575    4.574
         ====================================================================
          WAL (yr)                8.05     7.28     6.8      6.57     6.48
          MDUR (yr)               6.47     5.97     5.66     5.5      5.44
          First Prin Pay         Dec07    Dec07    Dec07    Jan08    May08
          Last Prin Pay          May33    Feb30    Sep25    Dec21    Jan19
         --------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[COUNTRYWIDE OBJECT OMITTED]                        Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-12
------------------------------------------------------------------------------


         Class MF-1 (To Call)
         --------------------------------------------------------------------
              Coupon              5.094%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.107    5.093    5.079    5.064    5.052
         ====================================================================
          WAL (yr)               11.02     7.71     5.83     4.65     3.97
          MDUR (yr)               8.14     6.17     4.9      4.03     3.51
          First Prin Pay         Jan11    Mar09    Mar08    Jan08    Feb08
          Last Prin Pay          Oct18    Jun14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MF-1 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.094%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00         5.11     5.1     5.089    5.078    5.069
         ====================================================================
          WAL (yr)               12.89     9.4      7.25     5.87     5.04
          MDUR (yr)               8.88     7.03     5.74     4.83     4.26
          First Prin Pay         Jan11    Mar09    Mar08    Jan08    Feb08
          Last Prin Pay          Feb31    Mar26    Oct21    Aug18    Apr16
         --------------------------------------------------------------------



         Class MF-2 (To Call)
         --------------------------------------------------------------------
              Coupon              5.194%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.208    5.194     5.18    5.164    5.151
         ====================================================================
          WAL (yr)               11.02     7.71     5.83     4.64     3.94
          MDUR (yr)               8.09     6.15     4.88     4.01     3.47
          First Prin Pay         Jan11    Mar09    Mar08    Dec07    Feb08
          Last Prin Pay          Oct18    Jun14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MF-2 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.194%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.211    5.201     5.19    5.178    5.168
         ====================================================================
          WAL (yr)               12.83     9.34     7.2      5.82     4.97
          MDUR (yr)               8.81     6.97     5.69     4.78     4.2
          First Prin Pay         Jan11    Mar09    Mar08    Dec07    Feb08
          Last Prin Pay          Aug29    May24    Feb20    Mar17    Feb15
         --------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[COUNTRYWIDE OBJECT OMITTED]                        Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-12
------------------------------------------------------------------------------


         Class MF-3 (To Call)
         --------------------------------------------------------------------
              Coupon              5.441%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.458    5.444    5.428    5.412    5.398
         ====================================================================
          WAL (yr)               11.02     7.71     5.83     4.64     3.93
          MDUR (yr)               7.98     6.08     4.84     3.98     3.44
          First Prin Pay         Jan11    Mar09    Mar08    Dec07    Jan08
          Last Prin Pay          Oct18    Jun14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MF-3 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.441%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.461     5.45    5.439    5.426    5.416
         ====================================================================
          WAL (yr)               12.79     9.3      7.16     5.79     4.93
          MDUR (yr)               8.66     6.87     5.61     4.72     4.14
          First Prin Pay         Jan11    Mar09    Mar08    Dec07    Jan08
          Last Prin Pay          Jan29    Aug23    Jul19    Sep16    Sep14
         --------------------------------------------------------------------


         Class MF-4 (To Call)
         --------------------------------------------------------------------
              Coupon              5.541%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.559    5.544    5.529    5.513    5.498
         ====================================================================
          WAL (yr)               11.02     7.71     5.83     4.64     3.92
          MDUR (yr)               7.94     6.06     4.83     3.97     3.43
          First Prin Pay         Jan11    Mar09    Mar08    Dec07    Jan08
          Last Prin Pay          Oct18    Jun14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MF-4 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.541%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.562    5.551    5.539    5.527    5.515
         ====================================================================
          WAL (yr)               12.75     9.25     7.12     5.75     4.89
          MDUR (yr)               8.59     6.82     5.57     4.69     4.1
          First Prin Pay         Jan11    Mar09    Mar08    Dec07    Jan08
          Last Prin Pay          Apr28    Nov22    Dec18    Mar16    Apr14
         --------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[COUNTRYWIDE OBJECT OMITTED]                        Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-12
------------------------------------------------------------------------------



         Class MF-5 (To Call)
         --------------------------------------------------------------------
              Coupon              5.641%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00         5.66    5.645     5.63    5.613    5.598
         ====================================================================
          WAL (yr)               11.02     7.71     5.83     4.64     3.92
          MDUR (yr)               7.89     6.03     4.81     3.96     3.42
          First Prin Pay         Jan11    Mar09    Mar08    Dec07    Jan08
          Last Prin Pay          Oct18    Jun14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MF-5 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.641%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.664    5.652     5.64    5.627    5.615
         ====================================================================
          WAL (yr)               12.68     9.19     7.07     5.71     4.86
          MDUR (yr)               8.52     6.76     5.53     4.65     4.07
          First Prin Pay         Jan11    Mar09    Mar08    Dec07    Jan08
          Last Prin Pay          Aug27    Mar22    May18    Sep15    Nov13
         --------------------------------------------------------------------


         Class MF-6 (To Call)
         --------------------------------------------------------------------
              Coupon              5.740%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00         5.76    5.745    5.729    5.712    5.697
         ====================================================================
          WAL (yr)               11.02     7.71     5.83     4.64     3.91
          MDUR (yr)               7.85     6.01     4.8      3.95     3.41
          First Prin Pay         Jan11    Mar09    Mar08    Dec07    Dec07
          Last Prin Pay          Oct18    Jun14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MF-6 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.740%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.764    5.752    5.739    5.726    5.714
         ====================================================================
          WAL (yr)               12.59     9.09      7       5.65     4.8
          MDUR (yr)               8.44     6.69     5.47     4.6      4.03
          First Prin Pay         Jan11    Mar09    Mar08    Dec07    Dec07
          Last Prin Pay          Oct26    May21    Sep17    Mar15    May13
         --------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[COUNTRYWIDE OBJECT OMITTED]                        Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-12
------------------------------------------------------------------------------


         Class MF-7 (To Call)
         --------------------------------------------------------------------
              Coupon              5.938%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.961    5.946    5.929    5.911    5.895
         ====================================================================
          WAL (yr)               11.02     7.71     5.83     4.64     3.89
          MDUR (yr)               7.77     5.96     4.76     3.93     3.38
          First Prin Pay         Jan11    Mar09    Mar08    Dec07    Dec07
          Last Prin Pay          Oct18    Jun14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MF-7 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.938%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.964    5.952    5.938    5.924    5.912
         ====================================================================
          WAL (yr)               12.43     8.95     6.88     5.56     4.71
          MDUR (yr)               8.29     6.57     5.37     4.52     3.94
          First Prin Pay         Jan11    Mar09    Mar08    Dec07    Dec07
          Last Prin Pay          Aug25    Apr20    Nov16    Jul14    Nov12
         --------------------------------------------------------------------


         Class BF (To Call)
         --------------------------------------------------------------------
              Coupon              6.100%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 97.00         6.521    6.624    6.735    6.852    6.962
         ====================================================================
          WAL (yr)               11.02     7.71     5.83     4.64     3.89
          MDUR (yr)               7.62     5.87     4.7      3.88     3.34
          First Prin Pay         Jan11    Mar09    Mar08    Dec07    Dec07
          Last Prin Pay          Oct18    Jun14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class BF (To Maturity)
         --------------------------------------------------------------------
              Coupon              6.100%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 97.00         6.504     6.59    6.683    6.778    6.866
         ====================================================================
          WAL (yr)               12.12     8.7      6.68     5.39     4.57
          MDUR (yr)               8.01     6.34     5.18     4.36     3.8
          First Prin Pay         Jan11    Mar09    Mar08    Dec07    Dec07
          Last Prin Pay          Jan24    Dec18    Oct15    Aug13    Feb12
         --------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[COUNTRYWIDE OBJECT OMITTED]                        Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-12
------------------------------------------------------------------------------


         Class 2-AV-1 (To Call)
         --------------------------------------------------------------------
              Margin              0.150%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             15       15       15       15       15
         ====================================================================
          WAL (yr)                1.46     1.17     0.95     0.82     0.73
          MDUR (yr)               1.44     1.15     0.94     0.81     0.72
          First Prin Pay         Dec04    Dec04    Dec04    Dec04    Dec04
          Last Prin Pay          May07    Jan07    Sep06    May06    Mar06
         --------------------------------------------------------------------


         Class 2-AV-1 (To Maturity)
         --------------------------------------------------------------------
              Margin              0.150%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             15       15       15       15       15
         ====================================================================
          WAL (yr)                1.46     1.17     0.95     0.82     0.73
          MDUR (yr)               1.44     1.15     0.94     0.81     0.72
          First Prin Pay         Dec04    Dec04    Dec04    Dec04    Dec04
          Last Prin Pay          May07    Jan07    Sep06    May06    Mar06
         --------------------------------------------------------------------


         Class 2-AV-2 (To Call)
         --------------------------------------------------------------------
              Margin              0.320%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             32       32       32       32       32
         ====================================================================
          WAL (yr)                5.11     3.59     2.77     2.19     1.99
          MDUR (yr)               4.78     3.43     2.68     2.13     1.95
          First Prin Pay         May07    Jan07    Sep06    May06    Mar06
          Last Prin Pay          Jul15    Feb12    Mar10    Sep07    Apr07
         --------------------------------------------------------------------


         Class 2-AV-2 (To Maturity)
         --------------------------------------------------------------------
              Margin              0.320%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             32       32       32       32       32
         ====================================================================
          WAL (yr)                5.11     3.59     2.77     2.19     1.99
          MDUR (yr)               4.78     3.43     2.68     2.13     1.95
          First Prin Pay         May07    Jan07    Sep06    May06    Mar06
          Last Prin Pay          Jul15    Feb12    Mar10    Sep07    Apr07
         --------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[COUNTRYWIDE OBJECT OMITTED]                        Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-12
------------------------------------------------------------------------------

         Class 2-AV-3 (To Call)
         --------------------------------------------------------------------
              Margin              0.500%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             50       50       50       50       50
         ====================================================================
          WAL (yr)               13.07     8.93     6.64     4.46     2.54
          MDUR (yr)              11.14     8.00     6.12     4.21     2.46
          First Prin Pay         Jul15    Feb12    Mar10    Sep07    Apr07
          Last Prin Pay          Oct18    Jun14    Jan12    Jun10    Aug07
         --------------------------------------------------------------------


         Class 2-AV-3 (To Maturity)
         --------------------------------------------------------------------
              Margin              0.500%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             56       56       56       57       50
         ====================================================================
          WAL (yr)               15.27    10.47     7.74     5.28     2.54
          MDUR (yr)              12.57     9.15     7.00     4.89     2.46
          First Prin Pay         Jul15    Feb12    Mar10    Sep07    Apr07
          Last Prin Pay          Mar30    Jul23    Oct18    Aug15    Aug07
         --------------------------------------------------------------------


         Class MV-1 (To Call)
         --------------------------------------------------------------------
              Margin              0.620%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             62       62       62       62       62
         ====================================================================
          WAL (yr)                8.92     6.11     4.78     4.68     4.31
          MDUR (yr)               7.85     5.60     4.48     4.41     4.07
          First Prin Pay         May09    Jan08    Apr08    Dec08    Sep07
          Last Prin Pay          Oct18    Jun14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MV-1 (To Maturity)
         --------------------------------------------------------------------
              Margin              0.620%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             64       64       64       63       69
         ====================================================================
          WAL (yr)                9.56     6.56     5.10     4.92     5.67
          MDUR (yr)               8.27     5.93     4.73     4.61     5.25
          First Prin Pay         May09    Jan08    Apr08    Dec08    Sep07
          Last Prin Pay          Aug27    Jan21    Nov16    Feb14    Jun13
         --------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[COUNTRYWIDE OBJECT OMITTED]                        Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-12
------------------------------------------------------------------------------

         Class MV-2 (To Call)
         --------------------------------------------------------------------
              Margin              0.670%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             67       67       67       67       67
         ====================================================================
          WAL (yr)                8.92     6.11     4.73     4.30     4.30
          MDUR (yr)               7.83     5.59     4.42     4.06     4.07
          First Prin Pay         May09    Jan08    Mar08    Aug08    Nov08
          Last Prin Pay          Oct18    Jun14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MV-2 (To Maturity)
         --------------------------------------------------------------------
              Margin              0.670%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             69       69       69       69       68
         ====================================================================
          WAL (yr)                9.54     6.54     5.04     4.53     4.50
          MDUR (yr)               8.23     5.91     4.67     4.26     4.24
          First Prin Pay         May09    Jan08    Mar08    Aug08    Nov08
          Last Prin Pay          Sep26    Apr20    Apr16    Sep13    Nov11
         --------------------------------------------------------------------


         Class MV-3 (To Call)
         --------------------------------------------------------------------
              Margin              0.730%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             73       73       73       73       73
         ====================================================================
          WAL (yr)                8.92     6.11     4.71     4.15     3.93
          MDUR (yr)               7.80     5.57     4.39     3.92     3.72
          First Prin Pay         May09    Jan08    Feb08    Jun08    Jul08
          Last Prin Pay          Oct18    Jun14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MV-3 (To Maturity)
         --------------------------------------------------------------------
              Margin              0.730%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             75       75       75       75       74
         ====================================================================
          WAL (yr)                9.51     6.52     5.00     4.37     4.10
          MDUR (yr)               8.19     5.88     4.62     4.10     3.87
          First Prin Pay         May09    Jan08    Feb08    Jun08    Jul08
          Last Prin Pay          Nov25    Jul19    Oct15    Apr13    Jul11
         --------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[COUNTRYWIDE OBJECT OMITTED]                        Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-12
------------------------------------------------------------------------------


         Class MV-4 (To Call)
         --------------------------------------------------------------------
              Margin              1.100%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            110      110      110      110      110
         ====================================================================
          WAL (yr)                8.92     6.11     4.69     4.07     3.75
          MDUR (yr)               7.65     5.50     4.33     3.81     3.53
          First Prin Pay         May09    Jan08    Feb08    May08    May08
          Last Prin Pay          Oct18    Jun14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MV-4 (To Maturity)
         --------------------------------------------------------------------
              Margin              1.100%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            112      113      113      112      112
         ====================================================================
          WAL (yr)                9.48     6.50     4.97     4.28     3.91
          MDUR (yr)               8.00     5.77     4.55     3.98     3.67
          First Prin Pay         May09    Jan08    Feb08    May08    May08
          Last Prin Pay          Mar25    Jan19    May15    Dec12    Apr11
         --------------------------------------------------------------------


         Class MV-5 (To Call)
         --------------------------------------------------------------------
              Margin              1.200%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            120      120      120      120      120
         ====================================================================
          WAL (yr)                8.92     6.11     4.68     4.02     3.64
          MDUR (yr)               7.61     5.47     4.31     3.75     3.42
          First Prin Pay         May09    Jan08    Jan08    Apr08    Mar08
          Last Prin Pay          Oct18    Jun14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MV-5 (To Maturity)
         --------------------------------------------------------------------
              Margin              1.200%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            122      123      123      122      122
         ====================================================================
          WAL (yr)                9.45     6.47     4.93     4.20     3.78
          MDUR (yr)               7.94     5.73     4.50     3.91     3.55
          First Prin Pay         May09    Jan08    Jan08    Apr08    Mar08
          Last Prin Pay          Jun24    Jun18    Dec14    Aug12    Jan11
         --------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[COUNTRYWIDE OBJECT OMITTED]                        Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-12
------------------------------------------------------------------------------


         Class MV-6 (To Call)
         --------------------------------------------------------------------
              Margin              1.400%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            140      140      140      140      140
         ====================================================================
          WAL (yr)                8.92     6.11     4.67     3.97     3.55
          MDUR (yr)               7.53     5.43     4.28     3.69     3.33
          First Prin Pay         May09    Jan08    Jan08    Feb08    Feb08
          Last Prin Pay          Oct18    Jun14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MV-6 (To Maturity)
         --------------------------------------------------------------------
              Margin              1.400%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            142      143      143      142      142
         ====================================================================
          WAL (yr)                9.40     6.43     4.90     4.14     3.68
          MDUR (yr)               7.82     5.66     4.45     3.83     3.44
          First Prin Pay         May09    Jan08    Jan08    Feb08    Feb08
          Last Prin Pay          Oct23    Dec17    Jul14    Apr12    Oct10
         --------------------------------------------------------------------


         Class MV-7 (To Call)
         --------------------------------------------------------------------
              Margin              1.800%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            180      180      180      180      180
         ====================================================================
          WAL (yr)                8.92     6.11     4.67     3.93     3.48
          MDUR (yr)               7.38     5.35     4.22     3.62     3.24
          First Prin Pay         May09    Jan08    Dec07    Feb08    Jan08
          Last Prin Pay          Oct18    Jun14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MV-7 (To Maturity)
         --------------------------------------------------------------------
              Margin              1.800%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            183      183      183      183      182
         ====================================================================
          WAL (yr)                9.32     6.38     4.86     4.06     3.59
          MDUR (yr)               7.61     5.53     4.36     3.73     3.33
          First Prin Pay         May09    Jan08    Dec07    Feb08    Jan08
          Last Prin Pay          Sep22    Feb17    Dec13    Nov11    Jun10
         --------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[COUNTRYWIDE OBJECT OMITTED]                        Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-12
------------------------------------------------------------------------------


         Class MV-8 (To Call)
         --------------------------------------------------------------------
              Margin              1.900%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            190      190      190      190      190
         ====================================================================
          WAL (yr)                8.92     6.11     4.65     3.91     3.43
          MDUR (yr)               7.34     5.33     4.20     3.59     3.19
          First Prin Pay         May09    Jan08    Dec07    Jan08    Dec07
          Last Prin Pay          Oct18    Jun14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class MV-8 (To Maturity)
         --------------------------------------------------------------------
              Margin              1.900%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            192      192      192      192      192
         ====================================================================
          WAL (yr)                9.22     6.30     4.78     4.00     3.50
          MDUR (yr)               7.52     5.46     4.29     3.67     3.25
          First Prin Pay         May09    Jan08    Dec07    Jan08    Dec07
          Last Prin Pay          Aug21    May16    May13    Jun11    Feb10
         --------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[COUNTRYWIDE OBJECT OMITTED]                        Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-12
------------------------------------------------------------------------------


        Class BV (To Call)
         --------------------------------------------------------------------
              Margin               3.00%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 98.77             317      324      330      335      339
         ====================================================================
          WAL (yr)                8.92     6.11     4.65     3.89     3.40
          MDUR (yr)               6.92     5.10     4.05     3.47     3.08
          First Prin Pay         May09    Jan08    Dec07    Jan08    Nov07
          Last Prin Pay          Oct18    Jun14    Jan12    Jun10    May09
         --------------------------------------------------------------------


         Class BV (To Maturity)
         ---------------------------------------------------------------------
              Margin                3.00%
         ---------------------------------------------------------------------
         Percent of Pricing        50%      75%      100%     125%     150%
         Prepayment Speed

         =====================================================================
           DM @ 98.77              319      325      331      336      340
         ====================================================================
          WAL (yr)                 9.08     6.20     4.71     3.92     3.43
          MDUR (yr)                7.00     5.16     4.09     3.49     3.10
          First Prin Pay          May09    Jan08    Dec07    Jan08    Nov07
          Last Prin Pay           Jun20    Jul15    Oct12    Dec10    Oct09
         ---------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement